Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 14, 2003

Global Preferred Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	0-23637 (Commission File Number)	58-2179041 (I.R.S. Employer Identification No.)

6455 East Johns Crossing
Suite 402
Duluth, GA 30097
(Address of principal executive offices)

(770) 248-3311
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EX-99.1 PRESS RELEASE DATED NOVEMBER 14, 2003

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

           99.1 Press Release dated November 14, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 14, 2003, Global Preferred Holdings, Inc. (“Global Preferred”) announced its consolidated financial results for the quarter ended September 30, 2003. A copy of Global Preferred’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 17, 2003	Global Preferred Holdings, Inc.

By: /s/ Bradley E. Barks

Name: Bradley E. Barks
Title: Chief Financial Officer